UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2004

THE THAXTON GROUP, INC.
(Exact name of registrant as specified in its charter)

South Carolina	000-27086	57-0669498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1524 Pageland Highway, Lancaster, South Carolina	29720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(803) 285-4337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company is hereby filing its Bankruptcy Report for August 1 through August 31, 2004, which was filed with the Bankruptcy Court on October 5, 2004.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Operating Report for the period August 1, 2004, through August 31, 2004, filed with the U.S. Bankruptcy Court for the District of Delaware on October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE THAXTON GROUP, INC.

By:	/s/ Robert R. Dunn
Robert R. Dunn
President and Chief Restructuring Officer

Dated: October 12, 2004

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